Earnings per share	6 Months Ended
Jun. 30, 2022
Earnings per share
Earnings per share

16. Earnings per share

Earnings per share is calculated pursuant to IAS 33 Earnings per Share by dividing the consolidated net loss in CureVac N.V. by the average weighted number of shares outstanding in the fiscal period.

The weighted number of shares outstanding for the six months ended June 30, 2022 was 187,041,805 (June 30, 2021: 185,062,052). This has led to a basic loss per share for the six months ended June 30, 2022 and 2021 of EUR 0.39 and EUR 1.44, respectively. Since the conversion of options to ordinary shares would decrease loss per share, they are considered antidilutive. Therefore, the diluted earnings per share equals basic earnings per share for the six months ended June 30, 2022 and 2021.